UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FORTREA HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FORTREA HOLDINGS INC.
8 MOORE DRIVE
DURHAM, NORTH CAROLINA 27713
Your Vote Counts!
FORTREA HOLDINGS INC.
2026 Annual Meeting
Vote by June 8, 2026 11:59 PM ET
V85211-P49297
You invested in FORTREA HOLDINGS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 9, 2026 8:00 A.M. ET
Virtually during the meeting to be held at: www.virtualshareholdermeeting.com/FTRE2026
Vote by Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
1a. Anshul Thakral For 1b. Peter M. Neupert For 1c. William J. Sharbaugh For
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the
For fiscal year ending December 31, 2026.
3. Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V85212-P49297